                                                                   EXHIBIT 10.65


                                PLEDGE AGREEMENT


                 THIS PLEDGE AGREEMENT is made as of the 30th day of July, 1996 among (i) TITAN HOLDINGS, INC., a corporation organized and existing under the laws of the State of Texas (the "Pledgor"), (ii) DRESDNER BANK AG, acting through its New York and Grand Cayman branches ("Dresdner"), BANK ONE TEXAS, N.A. ("Bank One") and NATIONSBANK OF TEXAS, N.A. ("NationsBank") (Dresdner, Bank One and NationsBank collectively, together with their respective successors and assigns, the "Lenders"); and (iii) DRESDNER BANK AG, acting through its New York branch, in its capacity as agent for the Lenders (the "Pledgee").

                                  WITNESSETH:

                 WHEREAS, the Pledgor and the Lenders have entered into a Loan Agreement (said Agreement, as the same may be amended, supplemented or otherwise modified from time to time being herein called the "Loan Agreement"), dated the date hereof, pursuant to which the Lenders have agreed to make available to the Pledgor (i) a term loan in the principal amount of $20,000,000 and (ii) a revolving credit facility up to the maximum principal amount outstanding of $10,000,000 (together the "Loans") all on the terms and subject to the conditions provided therein;

                 WHEREAS, the Lenders have required as a condition of making such loan that the Pledgor execute, deliver and perform this Pledge Agreement;

                 WHEREAS, as of the date hereof, the Pledgor is the registered and beneficial owner of 4,319,951 shares of common stock, par value $1.00 (the "Pledged Shares"), of Titan Indemnity Company, a corporation organized and existing under the laws of the State of Texas (the "Pledged Company"), constituting all of the issued and outstanding shares of capital stock of the Pledged Company; and

                 WHEREAS, the Pledged Shares are represented by stock certificate Nos. 10, 11, 13, 14 and 18 of the Pledged Company (the "Stock Certificate");

                 NOW, THEREFORE, in consideration of the premises the Pledgor agrees with the Pledgee for the benefit of the Pledgee and the Lenders as follows:
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                 1.       Unless otherwise defined herein, defined terms as
used herein shall have the same meaning as set forth in the Loan Agreement.

                 2. As security for full and prompt payment to the Lenders of all sums owing by the Pledgor to the Pledgee and the Lenders under the Loan Agreement and the other Program Documents, whether for principal, interest, fees, expenses or otherwise, now or in the future (together called the "Obligations"), the Pledgor hereby pledges, assigns and transfers the Pledged Shares to the Pledgee or its designee and delivers to the Pledgee the Pledged Shares and hereby grants to the Pledgee a first lien on, and first security interest in, the Pledged Shares (it being understood that enforcement of the pledge created hereby is subject to the prior approval of the insurance departments of both Texas and Michigan).

                 3. Concurrently with the execution of this Pledge Agreement, the Pledgor shall execute and deliver to the Pledgee an Irrevocable Proxy in favor of the Pledgee in respect of the Pledged Shares of the Pledged Company owned by the Pledgor in the form set out in Exhibit A hereto (the "Irrevocable Proxies"), and shall deliver to the Pledgee the Stock Certificate together with a signed, undated stock power pertaining to the Stock Certificate duly executed in blank.

                 4.       The Pledgor represents and warrants that:

                            (i) all the representations and warranties made by
                                the Pledgor in the Loan Agreement shall be deemed incorporated herein with the same effect as though set forth at length in this Pledge Agreement;

                           (ii) it is the legal and beneficial owner of, and
                                has good and marketable title to, the Pledged Shares delivered to the Pledgee by it on the date hereof, subject to no superior pledge, lien, mortgage, hypothecation, security interest, charge, option or other superior encumbrance whatsoever, except the lien and security interest created by this Pledge Agreement and the





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
                                delivery of the Pledged Shares to the Pledgee;

                          (iii) it has full power, authority and legal right to
                                execute, deliver and perform this Pledge
                                Agreement and to create the collateral security interest for which this Pledge Agree ment provides, and it has taken all necessary action (corporate or otherwise) to authorize the execution, delivery and performance of this Pledge Agreement and the creation of the collateral security interests for which this Pledge Agreement provides;

                           (iv) the Pledged Shares (a) have been duly and
                                validly issued and are fully paid and
                                nonassessable and (b) constitute all of the issued and outstanding capital stock of the Pledged Company;

                            (v) as of the date hereof, the Pledged Company has
                                not entered into any options, warrants or other agreements to issue additional capital stock and there are no voting trusts or other shareholder agreements or arrangements relating to the Pledged Shares; and

                           (vi) the pledge, hypothecation, assignment and
                                delivery of the Pledged Shares pursuant to this Pledge Agreement creates a valid first perfected security interest in each of the Pledged Shares and the proceeds thereof.

                 5. The Pledgor hereby covenants that during the continuance of this security:

                            (i) it shall warrant and defend the right and title
                                of the Pledgee conferred by this Pledge
                                Agreement in and to the Pledged Shares at the cost of the Pledgor against the claims and demands of all persons whomsoever;





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
                           (ii) except as herein provided, it shall not sell,
                                assign, transfer, charge, pledge or encumber in any manner any part of the Pledged Shares or suffer to exist any encumbrance on the Pledged Shares;

                          (iii) it shall not vote the Pledged Shares in favor
                                of the consolidation, merger, dissolution, liquidation or any other corporate reorganization of the Pledged Company;

                           (iv) it shall not take from the Pledged Company any
                                undertaking or security in respect of its liability hereunder or in respect of any other liability of the Pledged Company to the Pledgor and the Pledgor shall not prove nor have the right of proof in competition with the Pledgee, for any monies whatsoever owing from the Pledged Company to the Pledgor, in any insolvency or liquidation, or analogous proceedings under any applicable law, of the Pledgor; and

                            (v) it shall not permit the Pledged Company to
                                issue any additional shares of its capital stock other than in favor of the Pledgor nor enter into any options, warrants or other agreements to do so.

                 6. If the Pledgor shall become entitled to receive or shall receive any stock certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any of the Pledged Shares or upon the exercise by the Pledgor of an option to purchase additional shares of the Pledged Company, or otherwise, the Pledgor agrees to accept the same as the agent of the Pledgee and to hold the same in trust for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, and irrevocable proxies for any stock certificates or





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
other securities so received, in substantially the form of Exhibit A to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Shares on the liquidation or dissolution of the Pledged Company shall be paid over to the Pledgee to be held by it as additional collateral security for the Obligations.

                 7. All property at any time pledged with the Pledgee hereunder by the Pledgor (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

                 8. The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Pledgee may be rescinded by the Pledgee and any of the Obligations continued, and the Obligations, or the liability of the Pledgor upon or for any part thereof, or any other collateral security (hereinafter referred to as the "Security Documents") or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Pledgee, and the Security Documents, any other guarantees and any other collateral security documents executed and delivered by the Pledgor may be amended, modified, supplemented or terminated, in whole or in part, as the Pledgee may deem advisable, from time to time, and any other collateral security at any time held by the Pledgee for the payment of the Obligations (including, without limitation, any collateral security held pursuant to any other collateral security document executed and delivered pursuant to the Security Documents) may be sold, exchanged, waived, surrendered or released, all without notice to or further assent by the Pledgor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Pledgor waives any and all notices of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Pledgee upon this Pledge Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement, and all dealings between the Pledged Company and the Pledgee shall likewise be conclusively presumed to have





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
been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives digence, presentment, protest, demand for payment and notice of default of non-payment to or upon the Pledgor with respect to the Obligations.

                 9. Upon the occurrence and during the continuance of an Event of Default, the Pledgee shall as the Pledgee and as the holder of the Irrevocable Proxy receive notice and have the right to vote the Pledged Shares at its own discretion at any annual or special meeting of the shareholders of the Pledged Company. Prior to the occurrence and continuance of an Event of Default, the Pledgor shall retain all voting rights with respect to the Collateral.

                 10. Upon the occurrence of an Event of Default, the security constituted by this Pledge Agreement shall become enforceable, and the Pledgee shall be entitled without further notice to the Pledgor to exercise all voting and other corporate rights at any meeting of the Pledged Company and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion, any and all of such Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Company or, upon the exercise by the Pledged Company or the Pledgee of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it.

                 11. At any time after the security constituted by this Pledge Agreement shall have become enforceable as aforesaid, the Pledgee shall be entitled without further notice to the Pledgor to sell, assign or convert into money all or any part of the Collateral in such manner and upon such terms and for such consideration (whether in cash, securities or other assets, whether deferred or not and whether at public or private sale) as the Pledgee may in its absolute discretion think fit with the right to the Pledgee upon such sale to purchase the whole or any part of the Collateral, free of any right or equity of redemption in the





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
Pledgor, which right and/or equity is hereby expressly waived.

                 12. The Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. In the custody of the Collateral, the Pledgee shall exercise the same care as it exercises with respect to the management of its own affairs and property. Except as provided herein, the Pledgee shall not sell, transfer, pledge, hypothecate or otherwise encumber any of the Collateral.

                 13. The Pledgee shall apply the net proceeds of any collection, recovery, receipt, approximation, realization or sale of the Collateral after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe-keeping or otherwise of any and all of the Collateral, or in any way relating to the rights of the Pledgee hereunder, including attorney's fees and legal expenses, to the payment, in whole or in part, of the Obligations, and only after so applying such net proceeds and after the payment by the Pledgee of any other amount required by any provisions of law, the Pledgee shall account as required by the Uniform Commercial Code for the surplus, if any, to the Pledgor. The Pledgor agrees that the Pledgee need not give more than ten (10) days notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is commercially reasonable notification of such matters. In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "UCC"). All of the Pledgee's rights hereunder shall be limited by, and in accordance with, the UCC.

                 14. When all of the Obligations shall have been fully satisfied, the Pledgee agrees that it shall forthwith release the Pledgor from its Obligations hereunder and the Irrevocable Proxy shall terminate forthwith and be delivered to the Pledgor forthwith together with the other items furnished to the Pledgee pursuant to Clause 3 hereof.

                 15. The Pledgor shall from time to time, and at all times after the security constituted by this Pledge Agreement shall have become enforceable, execute all such





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further instruments and documents and do all such things as the Pledgee may reasonably deem desirable for the purpose of obtaining the full benefit of this Pledge Agreement and of the rights, title, interest, powers, authorities and discretions conferred on the Pledgee by this Pledge Agreement including (without limitation) causing the Pledged Company to execute any such instruments and documents as aforesaid. The Pledgor hereby irrevocably appoints the Pledgee its attorney-in-fact for it and in its name and on its behalf and as its act and deed to execute, seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it may reasonably deem desirable for any of the purposes of this Pledge Agreement; provided that the Pledgee shall not exercise such power until the security constituted by this Pledge Agreement shall have become enforceable. The Pledgee shall have full power to delegate this power of attorney but no such delegation shall preclude the subsequent exercise of such power by the Pledgee itself or preclude the Pledgee from subsequent delegation to some other person and any delegation may be revoked by the Pledgee at any time.

                 16. (i) Each of the Lenders hereby irrevocably and exclusively appoints and authorizes the Pledgee to take all actions under this Pledge Agreement as collateral agent on its behalf and to exercise all powers under this Pledge Agreement on its behalf as are delegated to the Pledgee by the terms hereof together with such powers as are reasonably incidental thereto. By its execution hereof, the Pledgee hereby accepts such appointment and the rights and obligations created thereby. Neither the Pledgee nor any of its shareholders, directors, employees or agents shall be liable for any action taken or omitted to be taken by it or them under this Pledge Agreement or in connection therewith, except for its or their own gross negligence or willful misconduct.

                 (ii) Whenever any payment is received by the Pledgee from the Pledgor for the account of the Lenders, or any of them, whether of principal or interest on the Loan, fees under payable hereunder, or otherwise, it will thereafter cause to be distributed on the same day if received before 11:00 a.m. New York City time, or on the next day if received thereafter, like funds relating to such payment ratably to the Lenders and the Pledgee according to the amounts owing to each of them in respect of the Obligations.





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
                 (iii) The Pledgee shall not at any time be under any duty to investigate whether an Event of Default or an event which with the giving of notice or lapse of time, or both, would constitute in Event of Default has occurred or to investigate the performance of this Pledge Agreement by the Pledgor.

                 (iv) The Pledgee shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Pledgee shall have been instructed by the Lenders to exercise such rights or to take or refrain from taking such action; provided, however, that the Pledgee shall not be required to take any action which exposes the Pledgee to personal liability or which is contrary to this Pledge Agreement or applicable law.

                 (v) The Pledgee shall in all cases be fully protected in acting or refraining from acting under this Pledge Agreement in accordance with the instructions of the Lenders, and any action taken or failure to act pursuant to such instructions, shall be binding on all of the Lenders.

                 17. IT IS MUTUALLY AGREED BY AND BETWEEN THE PARTIES HERETO THAT EACH OF THEM HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT.

                 18. The Pledgee shall not by any act, delay, omis sion or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised





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
singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                 19. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgee and the Pledgor. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and permitted assigns of the Pledgor and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, its respective successors and permitted assigns.

                 20. Notices and other communications hereunder shall be telefaxed and confirmed by certified mail if domestic (by federal express, express mail or courier, if international) as follows:

If to the Pledgor -       Titan Holdings, Inc.
                          1020 N.E. Loop 410
                          San Antonio, Texas  78209

                          Attention:  Chief Financial Officer

                          Telefax number:  (210) 824-3681

If to Bank One -          Bank One Texas, N.A.
                          105 South St. Mary's Street
                          San Antonio, Texas 78205

                          Attention:  Mr. Charles T. Bridgman,
                                        Senior Vice President

                          Telefax number: (210) 271-6588

                          with a copy to:

                          Bank One Texas, N.A.
                          1717 Main Street, 4th Floor
                          Bank One Center
                          Dallas, Texas 75201

                          Attention:  Mr. James V. Miller
                                        Vice President

                          Telefax number: (214) 290-2332





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
If to NationsBank -       NationsBank of Texas, N.A.
                          300 Convent Street
                          San Antonio, Texas 78205

                          Attention:  Mr. D. Kirk McDonald
                                        Senior Vice President

                          Telefax number: (210) 270-5569

If to Dresdner
  or the Pledgee -        Dresdner Bank AG, New York Branch
                          75 Wall Street
                          New York, New York 10005

                          Attention: Mr. Lloyd C. Stevens

                          Telefax number: (212) 429-2524

                          with a copy to:

                          Dresdner Bank AG,
                            New York Branch
                          75 Wall Street
                          New York, New York  10005
                          Attention:  Credit Services Department

                 Every notice or demand shall, except so far as otherwise expressly provided by this Pledge Agreement, be deemed to have been received in the case of a telefax with confirmed answerback at the time of dispatch thereof (provided that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following Banking Day in such locality).

                 21. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

                 22. The Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of state and federal courts located in the Borough of Manhattan, City of New York, New York in any action or proceeding brought against it hereunder.





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
                 IN WITNESS whereof the parties hereto have caused this Pledge Agreement to be duly executed as of the day and year first above written.

                                        TITAN HOLDINGS, INC.


                                        By: /s/ MARK E. WATSON, JR.
                                           -------------------------------------
                                           Name: Mr. Mark E. Watson, Jr.
                                           Title: President


                                        DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES, as Lender


                                        By: /s/ ANTHONY C. VALENCOURT
                                           -------------------------------------
                                           Name: Anthony C. Valencourt
                                           Title: First Vice President


                                        BANK ONE TEXAS, N.A.,
                                          as Lender


                                        By: /s/ CHARLES T. BRIDGMAN
                                           -------------------------------------
                                           Name: Charles T. Bridgman
                                           Title: Senior Vice President


                                        NATIONSBANK OF TEXAS, N.A.,
                                          as Lender


                                        By: /s/ D. KIRK MCDONALD
                                           -------------------------------------
                                           Name: D. Kirk McDonald
                                           Title: Senior Vice President


                                        DRESDNER BANK AG, NEW YORK BRANCH,
                                          as Pledgee


                                        By: /s/ ANTHONY C. VALENCOURT
                                           -------------------------------------
                                           Name: Anthony C. Valencourt
                                           Title: First Vice President


                                        By: /s/ LLOYD C. STEVENS
                                           -------------------------------------
                                           Name: Lloyd C. Stevens
                                           Title: Assistant Vice President

                                                                       EXHIBIT A

                               IRREVOCABLE PROXY


                 The undersigned, the registered and beneficial owner of the below described shares of Titan Indemnity Company, a corporation organized under the laws of the State of Texas (the "Company"), hereby makes, constitutes and appoints Dresdner Bank AG, New York Branch, as agent, or its designee ("the Pledgee") with full power to appoint a nominee or nominees to act hereunder from time to time, upon the occurrence and during the continuance of an Event of Default (as defined in the Pledge Agreement referred to herein) the true and lawful attorney and proxy of the undersigned to vote the 4,319,951 issued shares of common stock, par value $1.00 of the Company represented by Share Certificate Nos. 10, 11, 13, 14 and 18 at all annual and special meetings of stockholders of the Company or take any action by written consent with the same force and effect as the undersigned might or could do, hereby ratifying and confirming all that the said attorney or their nominee or nominees shall do or cause to be done by virtue hereof.

                 The said shares have been pledged (the "Pledge") to the Pledgee pursuant to the terms and conditions of that certain Pledge Agreement dated as of July 30, 1996, between the Pledgor, certain Lenders party thereto and the Pledgee.

                 This power and proxy is coupled with an interest and is irrevocable and shall remain irrevocable so long as the Pledge is outstanding and is in full force and effect.

                 IN WITNESS whereof the undersigned has caused this instrument to be executed by its duly authorized representative this ______ day of July, 1996.

                                        TITAN HOLDINGS, INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: